                                                                   EXHIBIT 3.7

                                    BYLAWS
                                      OF
                          MD ACQUISITION CORPORATION


                               BYLAW I - OFFICES
                               -----------------

     The principal office of the Corporation shall be located at 12560 West Creek Parkway, Richmond, Virginia 23238. The Corporation may have such other offices, within or without the Commonwealth of Virginia, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

                            BYLAW II - SHAREHOLDERS
                            -----------------------

1.   ANNUAL MEETING.
     --------------

     The annual meeting of the Shareholders shall be held during the month of April each year at such hour, on such day, and at such place, within or without the Commonwealth of Virginia, as fixed by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting.

2.   SPECIAL MEETINGS.
     ----------------

     Unless otherwise required by law, special meetings of the Shareholders may be called for any purpose or purposes, by the Chairman of the Board of Directors, by the President or by the Board of Directors, or by the President or Secretary at the request of a majority of the Board of Directors or the holder(s) of not less than ten percent (10%) of all outstanding shares of the Corporation entitled to vote at such meeting.

3.   PLACE OF MEETINGS.
     -----------------

     Unless otherwise required by law, the Board of Directors or the President may designate in the notice of meeting any place within or without the Commonwealth of Virginia as the place of meeting for any annual meeting or for any special meeting. A waiver of notice signed by all Shareholders entitled to vote at a meeting may designate any place, within or without the Commonwealth of Virginia, as the place for holding such meeting. If no designation is made or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation.

4.   NOTICE OF MEETINGS.
     ------------------

     (a) Unless otherwise required by law, written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days prior to the date of the meeting, personally, by mail, or by telegraph, teletype, or other form of recorded communication, by or at the direction of the President or the Secretary to each Shareholder of record entitled to vote at such meeting. Notwithstanding the foregoing, however, notice of a Shareholders' meeting to act on an amendment of the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of all or substantially all of the Corporation's assets, or the dissolution of the Corporation shall be delivered not less than twenty-five (25) nor more than sixty (60) days prior to the date of the meeting. If mailed, notice of any Shareholders' meeting shall be deemed to be delivered when deposited in the United States mail, addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     (b)  Waiver of Notice. A Shareholder's attendance at a meeting (1) waives
          ----------------
objection to lack of notice or defective notice of the meeting, unless the Shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to business transacted at such meeting; and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented and does not thereafter vote for or assent to such particular matter.

5.   FIXING OF RECORD DATE.
     ---------------------

     For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Directors of the Corporation may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than seventy (70) days and, in case of a meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. If no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Paragraph 5 of Bylaw II, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

6.   VOTING LISTS.
     ------------

     The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before such meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the Shareholders entitled to examine such list or transfer books or to vote at the meeting of Shareholders. In the event that the requirements of this Section 6 of Bylaw II are not substantially complied with, the meeting shall, on the demand of any Shareholder in person or by proxy, be adjourned until the requirements are complied with.

7.   QUORUM.
     ------

     At any meeting of Shareholders a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified; provided that the day, hour and place of the adjourned meeting is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or shall be fixed, pursuant to the terms of these Bylaws, however, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date. The Shareholders present at a duly organized meeting may continue to transact business for the remainder of the meeting and for any adjournment of the meeting, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, unless a new record date is or shall be set for the adjourned meeting.

8.   PROXIES.
     -------

     At all meeting of Shareholders, a Shareholder may vote by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation, or other officer or agent authorized to tabulate votes before or at the time of the meeting, and shall be effective when received by the Secretary or such other officer or agent authorized to tabulate votes.

9.   VOTING.
     ------

     Each Shareholder entitled to vote in accordance with the terms and provisions of the Articles of Incorporation and these Bylaws shall be entitled to one (1) vote, in person or by proxy, for each share of stock entitled to vote and held by such Shareholder. Upon the demand of any Shareholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot. All elections for Directors shall be decided by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; all other questions shall be decided by majority vote of the total votes cast, except as otherwise provided by the Articles of Incorporation or the laws of the Commonwealth of Virginia, or by contractual voting agreement by and among Shareholders.

10.  ORDER OF BUSINESS.
     -----------------

     The order of business at all meetings of the Shareholders shall be as follows:

     1.   Roll call.
     2.   Proof of notice of meeting or waiver of notice.
     3.   Reading of minutes of preceding meeting.
     4.   Reports of officers.
     5.   Reports of Committees.
     6.   Election of Directors.
     7.   Unfinished Business.
     8.   New Business.

11.  INFORMAL ACTION BY SHAREHOLDERS.
     -------------------------------

     Unless otherwise provided by law, any action required or permitted by Virginia law to be taken at a Shareholders meeting may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the Shareholders entitled to vote on the action, and delivered to the Secretary of the Corporation for inclusion in the minutes or filing with the corporate records of the Corporation. This consent in writing may be in the form of a single copy signed by all such Shareholders or in the form of counterparts signed by any number of Shareholders provided that all counterparts together shall include all Shareholders entitled to vote on such action. Any action taken by unanimous written consent shall be effective according to its terms when all consents are in possession of the Corporation. A Shareholder may withdraw consent only by delivering a written notice of withdrawal to the Corporation prior to the time that all consents are in the possession of the Corporation. Action taken under this Section is effective as of the date specified therein provided the consent states the date of execution by each Shareholder.

12.  INSPECTION RIGHTS.
     -----------------

     (a) Any Shareholder of the Corporation shall be entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the records of the Corporation described in Bylaw VIII, Section 2 herein below, provided that he gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy. The Corporation may impose a reasonable charge, covering the cost of labor and material, for copies of any documents provided to the Shareholder pursuant to this Section 12(a) of Bylaw II, provided that such charge may not exceed the estimated cost of production or reproduction of the records.

     (b) A Shareholder of the Corporation may inspect and copy the records of the Corporation described in Bylaw VIII, Section 2 herein below only if that
Shareholder: (i) has been a Shareholder of record for at least six (6) months immediately preceding his demand to inspect and copy records of the Corporation, or is a holder of record of at least five percent (5%) of all of the outstanding shares of stock of the Corporation, (ii) makes his demand in good faith and for a proper purpose, (iii) describes with reasonable particularity his purpose and the records he desires to inspect, (iv) demands to inspect and copy records that are directly connected with his purpose, and (v) gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy, then such Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation: excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors, while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, records of action taken by the Shareholders or Board of Directors without a meeting, accounting records of the Corporation, and the record of Shareholders.

                        BYLAW III - BOARD OF DIRECTORS
                        ------------------------------

1.   GENERAL POWERS.
     --------------

     The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The Directors shall in all cases act as a Board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they may deem proper, so long as the rules and regulations adopted by the Board are not inconsistent with these Bylaws and the laws of the Commonwealth of Virginia.

2.   NUMBER AND TENURE.
     -----------------

     The Corporation shall initially have one (1) Director. Each Director shall hold office until the next annual meeting of the Shareholders and until his successor shall have been elected and shall qualify, or until there is a decrease in the number of Directors. No individual shall be named or elected as a Director without his prior consent.

3.   REGULAR MEETINGS.
     ----------------

     Regular meetings of the Directors shall be held without other notice than this Bylaw III immediately after, and at the same place as, each annual meeting of Shareholders. The Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than that provided in such resolution.

4.   SPECIAL MEETINGS.
     ----------------

     (a) Special meetings of the Directors may be called by or at the request of the President or any Director. The person or persons authorized to call special meetings of the Directors may fix the place for holding any special meeting of the Directors called by them.

     (b) Notice of any special meeting shall be given at least twenty-four (24) hours previously thereto by: (1) written notice delivered personally, or by telegram, or mailed to each Director at his business address, or (2) oral notice communicated in person or by telephone. Written notice, if in a comprehensible form, shall be effective at the earliest of the following: (i) when received,
(ii) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed, or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Oral notice is effective when communicated if communicated in a comprehensible manner.

     (c)  Waiver of Notice. The attendance of or participation by a Director at
          ----------------
a meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting or promptly upon his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

5.   TELECONFERENCE MEETINGS.
     -----------------------

     The Board of Directors shall permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means shall be deemed to be present in person at the meeting.

6.   QUORUM.
     ------

     At any meeting of the Directors a majority of the Directors shall constitute a quorum for the transaction of business.

7.   MANNER OF ACTING.
     ----------------

     Provided that a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present at a meeting shall be the act of the Board of Directors.

8.   NEWLY CREATED DIRECTORSHIPS AND VACANCIES.
     -----------------------------------------

     Newly created directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any reason may be filled by a vote of the Shareholders or by a majority of the Directors then in office, and if the Directors remaining in office constitute less than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of the Directors remaining in office. A Director elected to fill a vacancy caused by resignation, death, or removal shall be elected to hold office until the next meeting of Shareholders at which Directors are elected. A vacancy that will occur at a later date, may be filled before the vacancy occurs, but the new Director may not take office until the vacancy occurs.

9.   REMOVAL OF DIRECTORS.
     --------------------

     Any or all of the Directors may be removed with or without cause by a vote of the Shareholders holding a majority of the Shares at a meeting of the Shareholders called expressly for that purpose.

10.  RESIGNATION.
     -----------

     A Director may resign at any time by giving written notice to the Board, the Board's Chairman, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11.  COMPENSATION.
     ------------

     No compensation shall be paid to Directors, as such, for their services, but by resolution of the Board a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

12.  PRESUMPTION OF ASSENT.
     ---------------------

     A Director of the Corporation who is present at a meeting of the Directors or a committee of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specified business at the meeting, or he votes against, or abstains from, the action taken. A Director's right to dissent to action taken on any corporate matter at a meeting of the Directors or a committee of the Board of Directors at which the Director is present shall not apply to a Director who voted in favor of such action.

13.  EXECUTIVE AND OTHER COMMITTEE.
     -----------------------------

     If the number of Directors is fixed at more than two (2), then the Board, by resolution, may designate from among its members an Executive Committee and other committees, each consisting of two (2) or more Directors. Each such committee shall serve at the pleasure of the Board.

14.  INFORMAL ACTION BY DIRECTORS OR COMMITTEES.
     ------------------------------------------

     Unless otherwise provided by law, any action required to be taken at a Directors' meeting, or any action that may be taken at a Directors' meeting or a committee meeting, may be taken without a meeting if each and every Director entitled to vote on the matter signs one or more written consents setting forth the action, signed either before or after such action, and such consent is included in the minutes or is filed with the Corporation records. Action taken under this Section 14 of Bylaw III is effective when the last Director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each Director. Such a consent in writing may be in the form of a single copy signed by all Directors or in the form of counterparts signed by any number of Directors provided that all counterparts together shall include the signatures of all of the Corporation's Directors.

15.  TRANSACTIONS WITH INTERESTED DIRECTORS.
     --------------------------------------

     (a) Any transaction with the Corporation in which a Director of the Corporation has a direct or indirect personal interest (a "conflict of interests transaction") shall be valid if: (1) the material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors, or a committee thereof, and the Board of Directors or such committee authorized, approved, or ratified the transaction; or (2) the material facts of the transaction and the Director's interest were disclosed to the Shareholders entitled to vote and they authorized, approved, or ratified the transaction; or
(3) the transaction was fair to the Corporation.

     (b) For the purposes of Section 15(a) of this Bylaw III, the following definitions shall apply: (1) a Director of the Corporation has an indirect personal interest in a transaction if: (i) another entity in which he has a material financial interest or in which he is a General Partner is a party to the transaction, or (ii) another entity of which he is a Director, officer, or trustee is a party to the transaction, and the transaction is or should be considered by the Board of Directors of the Corporation; (2) a conflict of interest transaction is authorized, approved, or ratified by the Board of Directors, or a committee thereof, if it receives the affirmative vote of a majority of the Directors on the Board of Directors, or on such committee, who have no direct or indirect personal interest in the transaction, provided that no transaction can be authorized, approved or ratified under this Section 15 of Bylaw III by a single Director; (3) a quorum of the Board of Directors is present for the purpose of taking action if a majority of the Directors who have no direct or indirect personal interest in the transaction vote to authorize, approve, or ratify the transaction; (4) a conflict of interest transaction is authorized, approved, or ratified by the Shareholders of the Corporation entitled to vote if the transaction receives the vote of a majority of the shares entitled to be counted, provided that shares owned by or voted under the control of a Director who has a direct or indirect personal interest in the transaction, and shares owned by or voted under the control of an entity in which such Director has a material financial interest or in which he is a General Partner may not be counted in a vote of Shareholders to determine whether to authorize, approve, or ratify the conflict of interest transaction described in this Section 15 of Bylaw III; and (5) a quorum of the Shareholders is present for the purpose of taking action if a majority of the shares, whether or not present, which are entitled to be counted in a vote on the transaction, is represented.

15.  STATEMENT OF BUSINESS AND CONDITION.
     -----------------------------------

     The Board of Directors shall present at each annual meeting, and, when called for by the Shareholders at Special Meetings of the Shareholders, a complete statement of the business and condition of the Corporation.

                              BYLAW IV - OFFICERS
                              -------------------

1.   NUMBER.
     ------

     The officers of the Corporation shall be a President, any number of Vice Presidents as shall be deemed advisable, a Secretary and a Treasurer, each of whom shall be appointed by the Directors. Such other officers and assistant officers as may be deemed necessary may be appointed by the Directors. Any duly appointed officer may appoint one (1) or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Corporation.

2.   ELECTION AND TERM OF OFFICE.
     ---------------------------

     The officers of the Corporation to be appointed by the Directors shall be appointed annually at the first meeting of the Directors held after each annual meeting of the Shareholders. Each officer shall hold office until his successor shall have been duly appointed, or until his death, or until he shall resign, or shall have been removed in the manner hereinafter provided.

3.   REMOVAL.
     -------

     Any officer or agent appointed by the Directors or by another officer may be removed by the Directors at any time, with or without cause, when in their judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

4.   VACANCIES.
     ---------

     A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Directors for the unexpired portion of the term.

5.   CHAIRMAN OF THE BOARD.
     ---------------------

     The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

6.   PRESIDENT.
     ---------

     The President shall be the principal executive officer of the Corporation and, subject to the control of the Directors, shall in general supervise and control all of the business and affairs of the Corporation. The President shall preside at all meetings of the Shareholders and of the Directors (unless, in the case of the Directors, a Chairman of the Board shall be elected and shall be present at the meeting). He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Directors, certificates for Shares of the Corporation, any deeds, mortgages, bonds, and contracts, or other instruments that the Directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Directors from time to time.

7.   VICE PRESIDENT(S).
     -----------------

     The Board of Directors is authorized to name any number of Vice Presidents as it shall deem advisable. The Vice Presidents shall perform such duties as from time to time may be assigned to them by the President or by the Directors.

8.   SECRETARY.
     ---------

     The Secretary shall keep the minutes of the Shareholders' and of the Directors' meetings in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these Bylaws or as required; be custodian of the corporate records and of the seal of the Corporation and keep a register of the post office address of each Shareholder that shall be furnished to the Secretary by such Shareholder; have general charge of the stock transfer books of the Corporation; and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Directors.

9.   TREASURER.
     ---------

     If required by the Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected in accordance with these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Directors.

10.  SALARIES.
     --------

     The salaries of the officers shall be fixed form time to time by the Directors, and no officer shall be prevented from receiving such salary because he is also a Director of the Corporation.

                    BYLAW V - CONTRACTS, CHECKS AND DEPOSITS
                    ----------------------------------------
1.   CONTRACTS.
     ---------

     The Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

2.   CHECKS, DRAFTS, ETC.
     -------------------

     All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Directors.

3.   DEPOSITS.
     --------

     All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Directors may select.

             BYLAW VI - CERTIFICATES FOR SHARES AND THEIR TRANSFER
             -----------------------------------------------------

1.   CERTIFICATES FOR SHARES.
     -----------------------

     Certificates representing shares of the Corporation shall be in such form as shall be determined by the Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the Shareholders, the number of shares, and the date of issue shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Directors may prescribe.

2.   TRANSFERS OF SHARES.
     -------------------

     (a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto and to cancel the old certificate; every such transfer shall be entered on the transfer book of the Corporation, which shall be kept at its principal office.

     (b) The Corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by Virginia law.

                            BYLAW VII - FISCAL YEAR
                            -----------------------

     The fiscal year of the Corporation shall begin on the first day of January in each year, or as designated by the Board of Directors.

                        BYLAW VIII - CORPORATE RECORDS
                        ------------------------------

1.   PERMANENT RECORDS, ACCOUNTING RECORDS, SHAREHOLDER RECORDS.
     ----------------------------------------------------------

     The Corporation shall keep at its principal place of business unless decided otherwise by the Directors of the Corporation, as permanent records, minutes of all meetings of its Shareholders and Board of Directors, a record of all actions taken by the Shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the

Corporation. The Corporation shall maintain appropriate accounting records. The Corporation or its Registered Agent shall maintain a record of the Shareholders of the Corporation in a form that permits preparation of a list of the names and addresses of all Shareholders, in alphabetical order, showing the number of shares of stock held by each.

2.   ADDITIONAL RECORDS.
     ------------------

     In addition to the foregoing records and reports, the Corporation shall keep a copy of the following records: its Articles of Incorporation or restated Articles of Incorporation, if any, and any amendments thereto, these Bylaws and restated Bylaws, if any, and any amendments hereto, resolutions adopted by the Board of Directors creating one (1) or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to such resolutions are outstanding, the minutes of all Shareholders' meetings and records of all action taken by Shareholders without a meeting for the past three (3) years, all written communications to Shareholders generally within the past three (3) years, including the financial statements furnished for the past three (3) years, a list of the names and business addresses of the Corporation's current Directors and officers, and its most recent annual report delivered to the Virginia State Corporation Commission.

                             BYLAW IX - DIVIDENDS
                             --------------------

     The Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                BYLAW X - SEAL
                                --------------

     The Directors shall provide a corporate seal. The seal will be circular and inscribed with the name of the Corporation, the state of incorporation, year of incorporation, and the words, "Corporate Seal."

                          BYLAW XI - WAIVER OF NOTICE
                          ---------------------------

     Unless otherwise provided by law, whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                            BYLAW XII - AMENDMENTS
                            ----------------------

     These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by a vote of the Shareholders representing a majority of all the voting shares issued and outstanding, at any annual Shareholders' meeting, at any special Shareholders' meeting when the proposed amendment has been set out in the notice of such meeting, or by a majority vote of the total number of Directors then in office.

              BYLAW XIII - VOTING OF STOCK IN OTHER CORPORATIONS
              --------------------------------------------------

     Any stock in other corporations, which may from time-to-time be held by the Corporation, may be represented and voted at any meeting of shareholders of such other corporation by the President, Vice President, Secretary or Treasurer, or by proxy or proxies appointed by the President, Vice President, Secretary or Treasurer, or otherwise pursuant to authorization thereunto given by a resolution of the Board of Directors adopted by a vote of the Directors,

                      BYLAW XIV - INTERPRETATION OF BYLAWS
                      ------------------------------------

     All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the Virginia Stock Corporation Act, Virginia Code Section 13.1-601 et. seq., as amended, and as amended from time to time hereafter.